EXHIBIT 99.1

ZIONS BANCORPORATION

Lehman Brothers  8 Sep 2003  New York City The Intermountain West’s Largest Banking Company

o Total Assets of $28 Billion
o 28th Largest Domestic Bank by Deposits
o S&P 500 Index
o NASDAQ Financial 100 Index
o 400+ Offices and 550+ ATMs in 8 States

ZIONS BANCORPORATION National Rankings

o #1 Originator of SBA 504 Loans
o #1 Originator of Agricultural Mortgages Sold in Secondary Market
o #2 Electronic Odd-Lot Bond Trader
o Seventh Largest SBA 7(a) Lender
o Eighth Most “Small Business Friendly” Bank (per SBA)
o Ninth Largest Municipal Finance Advisor

ZIONS BANCORPORATION A Collection of Great Community Banks [Graphic - Map of Western United States]

California Bank & Trust	Assets:	$8.7
The Commerce Bank of Washington	Assets:	$0.6
National Bank of Arizona	Assets:	$2.9
Nevada State Bank	Assets:	$2.8
Vectra Bank Colorado	Assets:	$2.7
Zions Bank	Assets:	$11.2

Assets in Billions as of Q2-2003 ZIONS BANCORPORATION Revenue By Geographic Source ZIONS BANCORPORATION Advantages of Community Banking Structure

Washington
2%
Utah/Idaho
38%
Colorado
9%
Arizona
10%
Nevada
10%
California
31%

Revenue 06/30/03 YTD

o Better Talent
o Flexibility to Address Market Opportunities
o Strong Customer Relationships

ZIONS BANCORPORATION

The Right States
Projected Population Growth to 2015

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Top Third Growth States
Middle Third Growth States
Bottom Third Growth States
Source: U.S. Census Bureau

ZIONS BANCORPORATION

A Strategy That Drives Revenue

REVENUES
(AS REPORTED)

1600
1400
1200
1000
800
600
400
200
0
19% CAGR
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003*

*First half annualized

ZIONS BANCORPORATION

Recent Commitments and Achievements

          ☒     Deal with under performing
                businesses

          ☒     Reduce annual run rate of expenses
                 $50 million

          ☐     Strengthen Colorado Franchise

ZIONS BANCORPORATION

Core Engine Improves

EPS
$1.03
$1.02
$1.01
$1.00
$0.99
$0.98
$0.97
$0.96
$0.95
$0.94
$0.93
$0.96
$0.97
$1.02
4Q02
1Q03
2Q03

- Gradually improving economic conditions
- Stable NIM
- Expense management
- Stable credit quality

ZIONS BANCORPORATION

Major Markets Stable to Improving

o Utah/Idaho stable to improving economy
o Southern California strong
o Southern Nevada strong
o Arizona strong and improving
o Colorado stable but slow

ZIONS BANCORPORATION A Stable Net Interest Margin in a Volatile Environment ZIONS BANCORPORATION Managing Credit Risk

7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.74%
4.56%
4.58%
4.31%
5.81%
4.27%
4.64%
3.59%
4.56%
1.55%
4.52%
1.25%
1998
1999
2000
2001
2002
First Half-03
Net Interest Margin
Average Fed Funds Rate

o Central credit policy & exam
o Local credit decisions
o Relationship banking
o Strong cash flow underwriting + collateral

ZIONS BANCORPORATION

Strong Asset Quality
Relative to Peers

Non-Performing Assets as % of Total Assets

0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
ZIONS
Peers
2nd Qtr 99
3rd Qtr 99
4th Qtr 99
1st Qtr 00
2nd Qtr 00
3rd Qtr 00
4th Qtr 00
1st Qtr 01
2nd Qtr 01
3rd Qtr 01
4th Qtr 01
1st Qtr 02
2nd Qtr 02
3rd Qtr 02
4th Qtr 02
1st Qtr 03
2nd Qtr 03

Note: Peer group is defined as bank holding companies with assets > $10 billion.

ZIONS BANCORPORATION

Strong Asset Quality
Relative to Peers

YTD Net Losses as % of Average Total Loans
Zions
Peers
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
2nd Qtr 99
3rd Qtr 99
4th Qtr 99
1st Qtr 00
2nd Qtr 00
3rd Qtr 00
4th Qtr 00
1st Qtr 01
2nd Qtr 01
3rd Qtr 01
4th Qtr 01
1st Qtr 02
2nd Qtr 02
3rd Qtr 02
4th Qtr 02
1st Qtr 03
2nd Qtr 03

Note: Peer group is defined as bank holding companies with assets > $10 billion.

ZIONS BANCORPORATION

A Diversified CRE Portfolio
 Commercial Real Estate by Location — 06/30/03

Arizona
20%
No. California
8%
So. California
26%
Nevada
14%
Colorado
10%
Utah
13%
Washington /
Oregon
3%
Other
6%

ZIONS BANCORPORATION

A Diversified CRE Portfolio
 Commercial Real Estate by Product Type — 06/30/03

Multifamily / Apartments 8%
Other 7%
Single Family Housing 15%
Recreation / Restaurant 2%
Medical 3%
A & D 4%
Land Acquisition & Development 9%
Industrial 8%
Hotel/Motel 9%
Retail 17%
Office 18%

Weighted Average LTV of 63%

ZIONS BANCORPORATION A Diversified CRE Portfolio Commercial Real Estate by Product Type and Collateral Location— 06/30/03

Collateral Location	Arizona	Northern California	Southern California	Nevada	Colorado	Utah/ Idaho	Washington/ Oregon	Other	Total	Product as % Loan Type	Product as % Total CRE
Commercial Term
Industrial	1.35%	0.55%	2.70%	0.12%	0.85%	0.24%	0.08%	0.35%	6.25%	11.6%	6.3%
Office	2.56%	1.28%	2.75%	3.03%	1.10%	2.05%	0.05%	0.39%	13.20%	24.4%	13.2%
Retail	2.22%	1.25%	4.37%	1.63%	0.56%	0.45%	0.11%	0.20%	10.79%	19.9%	10.8%
Hotel/Motel	1.25%	0.50%	1.14%	0.56%	0.54%	1.27%	0.24%	1.61%	7.11%	13.1%	7.1%
A&D	0.34%	0.04%	0.17%	0.12%	0.52%	0.22%	0.12%	0.09%	1.61%	3.0%	1.6%
Medical	0.97%	0.05%	0.80%	0.59%	0.02%	0.14%	0.00%	0.00%	2.58%	4.8%	2.6%
Recreation/Restaurant	0.59%	0.19%	0.36%	0.19%	0.10%	0.04%	0.00%	0.10%	1.58%	2.9%	1.6%
Multifamily	0.25%	0.12%	0.99%	1.08%	0.60%	1.01%	0.17%	0.22%	4.44%	8.2%	4.4%
Other	0.85%	0.47%	1.39%	0.97%	0.82%	1.26%	0.07%	0.70%	6.52%	12.1%	6.5%
Total Commercial Term	10.38%	4.45%	14.67%	8.29%	5.11%	6.68%	0.84%	3.66%	54.09%	100.0%	54.1%

Residential Construction
Single Family Housing	3.99%	0.58%	3.23%	0.99%	1.64%	3.74%	0.16%	0.37%	14.70%	32.0%	14.7%
Land Acquisition & Development	1.95%	1.19%	3.00%	0.52%	1.06%	0.18%	0.10%	0.96%	8.96%	19.5%	9.0%
Total Residential Construction	5.94%	1.77%	6.23%	1.51%	2.70%	3.92%	0.26%	1.33%	23.66%	51.5%	23.7%

Commercial Construction
Industrial	0.16%	0.12%	0.53%	0.31%	0.38%	0.18%	0.00%	0.18%	1.85%	4.0%	1.9%
Office	0.61%	1.11%	0.95%	0.68%	0.30%	0.77%	0.68%	0.32%	5.43%	11.8%	5.4%
Retail	1.45%	0.14%	0.55%	2.20%	0.33%	0.78%	0.30%	0.05%	5.81%	12.7%	5.8%
Hotel/Motel	0.02%	0.43%	0.30%	0.33%	0.01%	0.19%	0.21%	0.25%	1.73%	3.8%	1.7%
A&D	0.36%	0.16%	0.19%	0.75%	0.18%	0.09%	0.09%	0.16%	1.98%	4.3%	2.0%
Medical	0.29%	0.00%	0.19%	0.03%	0.00%	0.00%	0.03%	0.00%	0.54%	1.2%	0.5%
Recreation/Restaurant	0.08%	0.00%	0.23%	0.01%	0.00%	0.00%	0.00%	0.00%	0.32%	0.7%	0.3%
Other	0.10%	0.01%	0.12%	0.25%	0.18%	0.03%	0.15%	0.06%	0.89%	1.9%	0.9%
Apartments	0.31%	0.11%	0.89%	0.12%	0.80%	0.50%	0.50%	0.47%	3.70%	8.1%	3.7%
Total Commercial Construction	3.38%	2.08%	3.95%	4.68%	2.18%	2.54%	1.96%	1.49%	22.25%	48.5%	22.2%
TOTAL CONSTRUCTION	9.32%	3.85%	10.18%	6.19%	4.88%	6.46%	2.22%	2.82%	45.91%	100.0%	45.9%

TOTAL CRE	19.70%	8.30%	24.85%	14.48%	9.99%	13.14%	3.06%	6.48%	100.00%
ZIONS BANCORPORATION Single Family Housing Demand Strong

Market	Months of Speculative Inventory
Orange County	0.7
LA/Ventura	1.2
San Diego	1.8
Inland Empire	0.6

Source: Meyers Real Estate Information, Inc. ZIONS BANCORPORATION Stress-Testing the CRE Portfolio

o Semi-annual review of larger loans
o Portfolio scenario variables

- Loan-to-value deterioration
- Increase in default rate
- Increase in balances

ZIONS BANCORPORATION Stress-Testing the CRE Portfolio

o Assupmtions

- Moody's valuation loss rates from 1991
- Actual LTVs
- Moody's 16.2% default rate (1991)

o Capital at risk: 4.9%

ZIONS BANCORPORATION

Forward-Looking Statements

This presentation contains statements regarding the projected performance of Zions Bancorporation. These statements constitute forward-looking information within the meaning of the Private Securities Litigation Reform Act. Actual results or achievements may differ materially from the projections provided in this presentation since such projections involve significant known and unknown risks and uncertainties. Factors that might cause such differences include, but are not limited to: competitive pressures among financial institutions increasing significantly; economic conditions, either nationally or locally in areas in which Zions Bancorporation conducts their operations, being less favorable than expected; changes in the interest rate environment reducing expected interest margins; legislation or regulatory changes which adversely affect the ability of the company to conduct the business in which the company would be engaged; delays in adoption of digital certificates for online services. Zions Bancorporation disclaims any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

ZIONS BANCORPORATION

Lehman Brothers
8 September 2003
New York City

ZIONS BANCORPORATION